UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

November 6, 2016

Date of Report (Date of earliest event reported)

ON Semiconductor Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-30419	36-3840979
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

ON Semiconductor Corporation 5005 E. McDowell Road Phoenix, Arizona	85008
(Address of principal executive offices)	(Zip Code)

(602) 244-6600

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operation and Financial Condition.

On November 6, 2016, ON Semiconductor Corporation (the “Company”) announced in a news release its financial performance for the quarter ending September 30, 2016 and other related material information (“Earnings Release”). A copy of the Earnings Release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information under this Item 2.02 of this report, including Exhibit 99.1, is being furnished under Item 2.02 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to liability of that section nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

Not applicable.

(b) Pro Forma Financial Information

Not applicable.

(c) Shell Company Transactions

Not applicable.

(d) Exhibits

The below exhibit is furnished as part of this report.

Exhibit No.	Description

99.1	News release for ON Semiconductor Corporation dated November 6, 2016, announcing financial performance for the quarter ended September 30, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ON SEMICONDUCTOR CORPORATION (Registrant)

Date: November 7, 2016	By:	/s/ Bernard Gutmann
Bernard Gutmann
Executive Vice President, Chief Financial Officer, and Treasurer

EXHIBIT INDEX

The below exhibit is furnished as part of this report.

Exhibit No.	Description

99.1	News release for ON Semiconductor Corporation dated November 6, 2016, announcing financial performance for the quarter ended September 30, 2016